UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (314) 342-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

As previously disclosed, on March 23, 2009, Stifel Financial Corp.’s (“Stifel”) principal operating subsidiary, Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), entered into a definitive agreement (the “Agreement”) with UBS Financial Services Inc. (“UBS”) to acquire certain branches from the UBS Wealth Management Americas branch network. On May 4, 2009, Stifel Nicolaus and UBS entered into Amendment No. 1 to the Agreement, and on June 1, 2009, Stifel Nicolaus and UBS entered into Amendment No. 2 to the Agreement. As amended, the Agreement provides for Stifel Nicolaus to acquire an aggregate of 56 branches from UBS.

On August 12, 2009, Stifel Nicolaus and UBS entered into Amendment No. 3 to the Agreement (“Amendment Three”). Pursuant to Amendment Three, Stifel Nicolaus and UBS agreed to effectuate four closings to occur on August 14, 2009, September 11, 2009, September 25, 2009 and October 16, 2009 to consummate the transactions contemplated by the Agreement. The first closing, of 12 UBS branches, was consummated as scheduled on August 14, 2009. While the remaining three closings are still scheduled to occur on the dates indicated above, Stifel cannot assure that the remaining closings will occur as scheduled.

Also pursuant to Amendment Three, Stifel Nicolaus assigned to its affiliate Stifel Bank & Trust certain of its rights and obligations pursuant to the Agreement with respect to the acquisition of certain customer non-purpose loans, and UBS consented to such assignment.  Stifel Nicolaus and UBS also made certain agreements regarding the charging and collection of certain specified account fees from transferred customers.

The foregoing description of Amendment Three is qualified in its entirety to the full text of Amendment Three, which is attached hereto at Exhibit 2.1.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1: Amendment No. 3 to Agreement*

*The appendices, exhibits and similar attachments to this Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted appendix, exhibit or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: August 18, 2009	By:	/s/ Ronald J. Kruszewski
Ronald J. Kruszewski
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Amendment No. 3 to Agreement*

*The appendices, exhibits and similar attachments to this Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted appendix, exhibit or similar attachment to the Securities and Exchange Commission upon request.